SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2004

Penton Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14337	36-2875386

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1300 East Ninth Street, Cleveland, Ohio		44114

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-696-7000

Item 5. Other Events.

On March 24, 2004, Penton Media, Inc. (the “Company”) issued a press release announcing that its Chairman and Chief Executive Officer, Tom Kemp, was leaving the Company. The press release is attached hereto as exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Penton Media, Inc.

By:	/s/ Preston L. Vice
Name:	Preston L. Vice
Title:	Chief Financial Officer

Date: March 24, 2004

Exhibit Index

Exhibit	Description

99.1	Press release dated March 24, 2004.